Intangible Assets Finite-Lived Intangible Assets, Future Amortization (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Finite Lived Intangible Assets Future Amortization Expense [Abstract]
2014	$ 606
2015	509
2016	438
2017	396
2018	327
Thereafter	797
Finite-Lived Intangible Assets, Net	$ 3,073	$ 2,619